UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 6, 2007
(Date of earliest event reported)

HAUPPAUGE DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13559	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, NY             11788
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On August 6, 2007, Hauppauge Digital, Inc. (the “Company”) issued a press release announcing that its Board of Directors, at a meeting held on August 3, 2007, authorized an increase in the number of shares that can be repurchased under the Company’s stock repurchase plan, from 850,000 to 1,200,000 shares.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits 99.1 Press Release, dated August 6, 2007, issued by Hauppauge Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL, INC.

Dated: August 6, 2007	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Chief Financial Officer